UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) August 1, 2005



                             Global Gold Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       02-69494                13-3025550
         --------                       --------                ----------
(State or other jurisdiction          (Commission                  (IRS
      of incorporation)               File Number)           Identification No.)


           104 Field Point Road, Greenwich, CT                 06830
         ----------------------------------------              -----
         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code (203) 422-2300



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

         On August 1, 2005, Global Gold Corporation ("GGC") entered into a share purchase agreement to acquire the Armenian limited liability company Mego-Gold, LLC which is the licensee for the Tukhmanuk mining property and surrounding exploration sites as well as a plant and other assets, all as described below. The Tukhmanuk property is adjacent to Global Gold's Hankavan property in central Armenia, between the Aragatsotn and Kotayk provinces. In addition to the central property the acquisition includes a 200,000 tonne per year capacity plant and the Damlik, Mirak, Grebnevaya, Ozyornaya, Emin Yourt, Voskedzor, and Dalma exploration sites. The property is held by the Armenian company Mego-Gold, LLC, for which Global Gold's subsidiary Global Gold Mining, LLC ("GGM") agreed to pay $3,500,000. GGM is initially paying $1,500,000 for 51% of Mego-Gold and paying the balance of the purchase price for the remaining 49% within two years.

Item 2.01 Completion of Acquisition or Disposition.

         The information provided in item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

         On July 29, 2005 GGC sold $3,000,000 in common shares in a private placement, pursuant to exemptions from registration requirements of the Securities Act. The transaction involved the issuance of four million shares of common stock at $0.75 per share. Each new share issued carries a warrant to purchase one half of one additional share at $1.50 per share. The warrants are exercisable on or before July 31, 2007.




Item 8.01 Other Events.

         Global Gold Corporation Acquires Tukhmanuk Mine in Armenia and Closes Private Placement.



Item 9.01 Financial Statements and Exhibits.

Exhibit No.

10                      Material Contract - Acquisition agreement dated
                        August 1, 2005

99.1                    Press Release.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 1, 2005                   Global Gold Corporation

                                        By: /s/Drury J. Gallagher
                                            ---------------------
                                      Name: Drury J. Gallagher
                                     Title: Chairman, Chief Executive
                                            Officer and Treasurer